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                                                                  EXHIBIT 10.45

              CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT

The parties agree as of the 30 day of December, 1997 that all indebtedness owed by Bankers Financial Corporation, Bankers Insurance Group, Inc., Insurance Management Solutions, Inc., and Bankers Hazard Determination Services, Inc. (the "Obligors") to SouthTrust Bank, National Association (the "Bank") shall be secured by all Collateral granted by the Obligors and Bankers Insurance Services, Inc., Bankers International Securities, Inc., Bankers Risk
Management Services, Inc., Bankers Underwriters, Inc., Executive Aviation Charters, Inc., Gilchrist Timber Co., Inc., and Southern Rental & Leasing Corporation (the "Pledgors") to Bank at any time to the end that all such indebtedness shall be cross-collateralized and that a default by the Obligors under the terms of any promissory notes and all other loan documents executed by the Obligors in connection with any loan, shall be deemed a default under the terms of all promissory notes and all other loan documents executed by the Obligors in connection with all loans by Bank, to the end that upon the happening of any such default, Bank may, at its option, declare the entire outstanding indebtedness owed by the Obligors to Bank evidenced by all promissory notes to be immediately due and payable in full.


                                        BANKERS FINANCIAL CORPORATION

                                        /s/ G. Kristin Delano
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Witness:                                By:

/s/ Sandy F. Hesley
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                                        BANKERS INSURANCE GROUP, INC.

                                        /s/ G. Kristin Delano
                                        ----------------------------------------
Witness:                                By:

/s/ Sandy F. Hesley
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                                        INSURANCE MANAGEMENT SOLUTIONS, INC.

                                        /s/ G. Kristin Delano
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Witness:                                By:

/s/ Sandy F. Hesley
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                                        BANKERS HAZARD
                                        DETERMINATION SERVICES, INC.

                                        /s/ G. Kristin Delano
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Witness:                                By:

/s/ Sandy F. Hesley
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